FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 18, 2012

HORNE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3975 University Drive, Suite 100

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

(703) 641-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 16, 2012, Horne International, Inc. (the “Company”) entered into a Restricted Stock Purchase Agreement pursuant to which, on May 16, 2012, the Company sold 2,000,000 shares of common stock for an aggregate purchase price of $200,000.00.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2012	By:	/s/ Evan Auld-Susott
Evan Auld-Susott Chief Executive Officer